EXHIBIT 24.1

                         ANHEUSER-BUSCH COMPANIES, INC.
                                POWER OF ATTORNEY

         Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August
A. Busch III, W. Randolph Baker and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-8 of 500,000 shares of the common stock of the Company for issuance and sale under the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan (For Certain Hourly Employees of Anheuser-Busch Companies, Inc. and its Subsidiaries); this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

         IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of November 25, 1998.

    /s/ AUGUST A. BUSCH III                          /s/ W. RANDOLPH BAKER
-------------------------------                   ------------------------------
       August A. Busch III                              W. Randolph Baker
      Chairman of the Board                            Vice President and
          and President                              Chief Financial Officer
  (Principal Executive Officer)                    (Principal Financial Officer)

       /s/ JOHN F. KELLY                              /s/ BERNARD A. EDISON
-------------------------------                   ------------------------------
          John F. Kelly                                  Bernard A. Edison
  Vice President and Controller                              Director
   (Principal Accounting Officer)

     /s/ CARLOS FERNANDEZ G.                             /s/  JOHN E. JACOB
-------------------------------                   ------------------------------
        Carlos Fernandez G.                              John E. Jacob
             Director                                       Director

        /s/ JAMES R. JONES
-------------------------------                   ------------------------------
           James R. Jones                                Charles F. Knight
              Director                                       Director

   /s/ VERNON R. LOUCKS, JR.                          /s/  VILMA S. MARTINEZ
-------------------------------                   ------------------------------
       Vernon R. Loucks, Jr.                             Vilma S. Martinez
             Director                                         Director

     /s/   SYBIL C. MOBLEY                            /s/ JAMES B. ORTHWEIN
-------------------------------                   ------------------------------
          Sybil C. Mobley                                James B. Orthwein
             Director                                         Director

   /s/ WILLIAM PORTER PAYNE                            /s/ ANDREW C. TAYLOR
-------------------------------                   ------------------------------
       William Porter Payne                               Andrew C. Taylor
              Director                                        Director

   /s/ DOUGLAS A. WARNER III                           /s/ WILLIAM H. WEBSTER
-------------------------------                   ------------------------------
      Douglas A. Warner III                               William H. Webster
              Director                                        Director


                             /s/ EDWARD E. WHITACRE, JR.
                         -------------------------------
                                 Edward E. Whitacre, Jr.
                                       Director